                                                                   EXHIBIT 10.20

                        MARQUETTE MEDICAL SYSTEMS, INC.

                        PROFIT SHARING AND 401(K) PLAN

                        EFFECTIVE AS OF JANUARY 1, 1998

                        MARQUETTE MEDICAL SYSTEMS, INC.

                        PROFIT SHARING AND 401(K) PLAN

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
ARTICLE I.  DEFINITIONS AND CONSTRUCTION.................................... 1
     Section 1.01.   Definitions............................................ 1
     Section 1.02.   Constructions.......................................... 5

ARTICLE II.  ELIGIBILITY AND PARTICIPATION.................................. 6
     Section 2.01.   Eligibility............................................ 6
     Section 2.02.   Status of Leased Employees............................. 6

ARTICLE III.  CONTRIBUTIONS................................................. 7
     Section 3.01.   401(k) Contributions................................... 7
     Section 3.02.   Employer Matching Contributions........................ 8
     Section 3.03.   Profit Sharing Contributions........................... 9
     Section 3.04.   Maximum Annual Additions...............................10
     Section 3.05.   Rollovers..............................................12

ARTICLE IV.  PARTICIPANT ACCOUNTS; INVESTMENT OF ACCOUNTS...................13
     Section 4.01.   Establishment of Accounts..............................13
     Section 4.02.   Investment of Accounts.................................13
     Section 4.03.   Allocations to Matching Contributions
                       and Profit Sharing Accounts..........................14
     Section 4.04.   Valuation of Accounts..................................14

ARTICLE V.  VESTING AND FORFEITURES.........................................15
     Section 5.01.   Calculation of Vesting Service.........................15
     Section 5.02.   Effect of Breaks in Service............................15
     Section 5.03.   Vesting in 401(k) Contributions, Matching
                       Contributions and Rollover Accounts..................15

ARTICLE VI.  DISTRIBUTION OF BENEFITS.......................................17
     Section 6.01.   Distribution Upon Termination of Employment............17

     Section 6.02.   Death.................................................17
     Section 6.03.   Time of Distributions.................................17
     Section 6.04.   Form of Distributions.................................18
     Section 6.05.   Eligible Rollover Distributions.......................18

ARTICLE VII.   WITHDRAWALS AND LOANS.......................................20
     Section 7.01.   In-Service Withdrawals................................20
     Section 7.02.   Age 60 Withdrawal and Diversification Alternatives....20
     Section 7.03    Loans to Participants.................................20
     Section 7.04.   Time and Manner of Distribution.......................22

ARTICLE VIII.  PLAN ADMINISTRATION.........................................23
     Section 8.01.   Company Authority and Responsibility..................23
     Section 8.02.   Administration........................................23
     Section 8.03.   Agent for Service of Process..........................25
     Section 8.04.   Marquette Stock Fund..................................25

ARTICLE IX.    TRUSTEE AND TRUST FUND......................................26
     Section 9.01.   Trustee Removal and/or Resignation and Successors.....26
     Section 9.02.   Investment Funds......................................26
     Section 9.03.   Investment of the Trust Fund..........................26
     Section 9.04.   Trustees Power and Duties.............................27
     Section 9.05.   Payments from the Trust Fund..........................27

ARTICLE X      AMENDMENT AND TERMINATION...................................28
     Section 10.01.  Amendment and Termination.............................28

ARTICLE XI.    MISCELLANEOUS...............................................29
     Section 11.01.  Plan is Voluntary.....................................29
     Section 11.02.  Non-Guarantee of Employment...........................29
     Section 11.03.  Rights to Trust Assets................................29
     Section 11.04.  Non-Alienation........................................29
     Section 11.05.  Indemnification.......................................30
     Section 11.06.  Facility of Payment...................................30
     Section 11.07   Board Action..........................................30
     Section 11.08.  Mergers, Consolidations and Transfer of Plan Assets...30
     Section 11.09.  Fiduciaries...........................................30

ARTICLE XII.   TOP-HEAVY PLAN PROVISIONS...................................31
     Section 12.01.  Effect of Top-Heavy Status............................31
     Section 12.02.  Additional Definitions................................32
     Section 12.03.  Vesting...............................................32

     Section 12.04   Minimum Benefits......................................33
     Section 12.05.  Maximum Benefit Limits................................33

APPENDIX A.................................................................34
RESOLUTION AMENDMENT I.....................................................36

                        MARQUETTE MEDICAL SYSTEMS, INC.

                        PROFIT SHARING AND 401(k) PLAN



                             STATEMENT OF PURPOSE


The purpose of this Plan document is to continue and update the provisions of the Plan as in effect prior to January 1, 1998. This Plan is the continuation of the Marquette Electronics, Inc. Profit Sharing and 401(k) Plan, which was originally effective May 1, 1987 and the Marquette Electronics, Inc. Employee Stock Ownership Plan, which was merged into the Profit Sharing Plan effective April 30, 1993.

                                   ARTICLE I

                         DEFINITIONS AND CONSTRUCTION

     Section 1.01. Definitions.
     ------------

  For purposes of the Plan, unless the context clearly or necessarily indicates the contrary, the following words and phrases shall have the meanings set forth in the definitions below:

     (a) Accounts shall mean the separate accounts to be maintained under the Plan for each Participant as provided in Section 4.01.(a) Accounts shall mean the separate accounts to be maintained under the Plan for each Participant as provided in Section 4.01.

     (b) Affiliate or Affiliates shall mean each Employer and each other corporation or unincorporated business in a controlled group of corporations, a group of trades or businesses under common control or an affiliated service group (within the meaning of Section 414(b), (c) or (m) of the Code) which includes the Employer.(b) Affiliate or Affiliates shall mean each Employer and each other corporation or unincorporated business in a controlled group of corporations, a group of trades or businesses under common control or an affiliated service group (within the meaning of Section 414(b), (c) or (m) of the Code) which includes the Employer.

     (c) Beneficiary shall mean the person, trust and/or other entity entitled to receive benefits hereunder in the event of the Participant's death as provided in Section 6.02.(c)

     Beneficiary shall mean the person, trust and/or other entity entitled to receive benefits hereunder in the event of the Participant's death as provided in Section 6.02.

     (d) Board shall mean the Board of Directors of the Company.(d) Board shall mean the Board of Directors of the Company.

     (e) Break in Service shall mean at least five consecutive Years of Break in Service.(e) Break in Service shall mean at least five consecutive Years of Break in Service.

     (f) Code shall mean the Internal Revenue Code of 1986, as amended.(f) Code shall mean the Internal Revenue Code of 1986, as amended.

     (g) Company shall mean Marquette Medical Systems, Inc., and any successor thereto which adopts this Plan.(g) Company shall mean Marquette Medical Systems, Inc., and any successor thereto which adopts this Plan.

     (h) Compensation shall mean salary or wages, reported as taxable on Form W-2, plus any Participant 401(k) contributions and any salary reduction pursuant to Code Section 125, but excluding overtime premiums, reimbursements or other expense allowances, including fringe benefits, moving expenses and welfare benefits paid with respect to a Plan Year by the Employer to an Employee for services performed during such Plan Year; provided, however, that with respect to a Plan Year during which an Employee first becomes eligible (or, in the event of reemployment and/or one or more Years of Break in Service, regains his eligibility) to participate hereunder, Compensation shall be determined from and after the date as of which such Employee's participation hereunder commences. The maximum annual compensation taken into account hereunder for purposes of calculating any Participant's accrued benefit (including the right to any optional benefit) and for all other purposes under the Plan shall be the amount permitted pursuant to Code Section 401(a)(17) as adjusted annually for cost-of-living increases at such time and in such amount as may be determined by the Secretary of the Treasury. Notwithstanding the foregoing, for purposes of determining who is a Highly Compensated Employee under Section 1.01(s) and calculating a Participant's average deferral and contribution ratios under
Article III, Compensation has the meaning set forth in Code Section 415(c)(3), but prior to reduction on account of a Participant's Deposits to this Plan or any other contributions not treated as taxable income by reason of Code Section 125 or 402(a)(8).(h) Compensation shall mean salary or wages, reported as taxable on Form W-2, plus any Participant 401(k) contributions and any salary reduction pursuant to Code Section 125, but excluding overtime premiums, reimbursements or other expense allowances, including fringe benefits, moving expenses and welfare benefits paid with respect to a Plan Year by the Employer to an Employee for services performed during such Plan Year; provided, however, that with respect to a Plan Year during which an Employee first becomes eligible (or, in the event of reemployment and/or one or more Years of Break in Service, regains his eligibility) to participate hereunder, Compensation shall be determined from and after the date as of which such Employee's participation hereunder commences. The maximum annual compensation taken into account hereunder for purposes of calculating any Participant's accrued benefit (including the right to any optional benefit) and for all other purposes under the Plan shall be the amount permitted pursuant to Code Section 401(a)(17) as adjusted annually for cost-of-living increases at such time and in such amount as may be determined by the Secretary of the Treasury. Notwithstanding the foregoing, for purposes of determining who is a Highly Compensated Employee under Section 1.01(s) and calculating a Participant's average deferral and contribution ratios under Article III, Compensation has the meaning set forth in Code Section 415(c)(3), but prior to reduction on account of a Participant's Deposits to this Plan or any other contributions not treated as taxable income by reason of Code Section 125 or 402(a)(8).

     (i) 401(k) Contributions shall mean amounts contributed under the Plan by or at the direction of Participants pursuant to Section 3.01.(i) 401(k) Contributions shall mean amounts contributed under the Plan by or at the direction of Participants pursuant to Section 3.01.

     (j) Disability shall mean permanent and total disability, as a result of which a Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.(j) Disability shall mean permanent and total disability, as a result of which a Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.

     (k) Effective Date shall mean January 1, 1998.(k) Effective Date shall mean January 1, 1998.

     (l) Employee shall mean any person who is both a common law employee of an Employer and who is treated by the Employer as such, except that the term shall not include any nonresident alien who receives no earned income from the Employer which constitutes income from sources within the United States. (l) Employee shall mean any person who is both a common law employee of an Employer and who is treated by the Employer as such, except that the term shall not include any nonresident alien who receives no earned income from the Employer which constitutes income from sources within the United States.

     (m) Employer shall mean the Company and any Affiliate of the Company. which, with Board approval, adopts this Plan.(m) Employer shall mean the Company and any Affiliate of the Company. which, with Board approval, adopts this Plan.

     (n) Employer Contributions shall mean both Employer Matching Contributions and Profit Sharing Contributions hereunder.(n) Employer Contributions shall mean both Employer Matching Contributions and Profit Sharing Contributions hereunder.

     (o) Employer Matching Contributions shall mean amounts contributed by the Employer pursuant to Section 3.02.(o) Employer Matching Contributions shall mean amounts contributed by the Employer pursuant to Section 3.02.

     (p) Marquette Stock shall mean common stock of the Company, or any Affiliate of the Company.(p) Marquette Stock shall mean common stock of the Company, or any Affiliate of the Company.

     (q) Marquette Stock Fund shall mean an unsegregated fund to be primarily invested in Marquette Stock.(q) Marquette Stock Fund shall mean an unsegregated fund to be primarily invested in Marquette Stock.

     (r) ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.(r) ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

     (s) Highly Compensated Employee shall mean any highly compensated active employee and any highly compensated former employee. A highly compensated active employee includes any individual employed by an Affiliate who during the immediately preceding Plan Year:(s) Highly Compensated Employee shall mean any highly compensated active employee and any highly compensated former employee. A highly compensated active employee includes any individual employed by an Affiliate who during the immediately preceding Plan Year:

          (i) was a 5% owner of an Affiliate; or(i) was a 5% owner of an Affiliate; or

          (ii) received compensation from the Affiliates in excess of $85,000 (or such higher amount permitted pursuant to Code Section 414(q)) and was among the 20% most Highly Compensated Employees of the Affiliates for the Plan Year.(ii) received compensation from the Affiliates in excess of $85,000 (or such higher amount permitted pursuant to Code Section 414(q)) and was among the 20% most Highly Compensated Employees of the Affiliates for the Plan Year.

          A highly compensated former employee includes any individual who separated from service (or was deemed to have separated) prior to the current Plan Year, performs no service for the Affiliates during the current Plan Year and was a highly compensated active employee for either his separation year or any Plan Year ending on or after the employee's 55th birthday.

     (t) Hour of Service shall mean each hour for which an Employee is paid, or entitled to payment, by the Affiliates for the performance of duties; each hour for which an Employee is paid, or entitled to payment, by the Affiliates for periods of time during which no duties are performed, except that no more than 501 hours shall be credited for any single continuous period during which no duties are performed; and each hour (if any) for which back pay is awarded or agreed to by the Affiliates. Hours of Service shall be computed and credited, and shall not be less than the number of hours required to be credited, pursuant to U.S. Department of Labor Regulations ' 2530.200b-2(b) and (c).(t) Hour of Service shall mean each hour for which an Employee is paid, or entitled to payment, by the Affiliates for the performance of duties; each hour for which an Employee is paid, or entitled to payment, by the Affiliates for periods of time during which no duties are performed, except that no more than 501 hours shall be credited for any single continuous period during which no duties are performed; and each hour (if any) for which back pay is awarded or agreed to by the Affiliates. Hours of Service shall be computed and credited, and shall not be less than the number of hours required to be credited, pursuant to U.S. Department of Labor Regulations ' 2530.200b-2(b) and (c).

     In addition to the foregoing provisions, an Employee shall receive Hour of Service credit for the hours described in paragraphs (i) and (ii) below, if not credited pursuant to the preceding paragraph of this subsection.

          (i) Uncompensated hours, up to a maximum of 40 hours per week (but not more than the number of hours necessary to avoid a Year of Break in Service), for applicable holidays, vacations and periods of Approved Leaves of Absence, including:(i) Uncompensated hours, up to a maximum of 40 hours per week (but not more than the number of hours necessary to avoid a Year of Break in Service), for applicable holidays, vacations and periods of Approved Leaves of Absence, including:

               (A) absence for temporary illness or accident,(A) absence for temporary illness or accident,

               (B) during receipt of benefits under the Affiliate's disability income plan, if any, and(B) during receipt of benefits under the Affiliate's disability income plan, if any, and

               (C) absence for military service, but only to the extent, if any, required under applicable federal and state statutes and only if the Employee applies for reemployment within such time as he has reemployment rights under such statutes.(C) absence for military service, but only to the extent, if any, required under applicable federal and state statutes and only if the Employee applies for reemployment within such time as he has reemployment rights under such statutes.

          (ii) Solely for purposes of determining whether a Year of Break in Service has occurred for participation and vesting purposes, hours while the Employee is absent from work for maternity or paternity reasons. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence:(ii) Solely for purposes of determining whether a Year of Break in Service has occurred for participation and vesting purposes, hours while the Employee is absent from work for maternity or paternity reasons. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence:

               (A) by reason of the pregnancy of the Employee,(A) by reason of the pregnancy of the Employee,

               (B) by reason of a birth of a child of the Employee,(B) by reason of a birth of a child of the Employee,

               (C) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or(C) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or

               (D) for purposes of caring for such child for a period beginning immediately following such birth or placement.(D) for purposes of caring for such child for a period beginning immediately following such birth or placement.

An Employee shall receive credit under this paragraph for the hours which would otherwise have been credited to the Employee but for the absence, or in any case in which these hours cannot be determined, eight Hours of Service per day of the absence. The Hours of Service credited under this paragraph shall be credited in the twelve consecutive calendar month computation period in which the absence begins, if this crediting is necessary to prevent a Year of Break in Service in that period or, in all other cases, in the following 12 consecutive calendar month computation period.

     In computing an Employee's Hours of Service when a record of the Employee's actual Hours of Service is not available, an Employee shall be credited with 10 Hours of Service for each day of employment for which the Employee would have been required to be credited with one Hour of Service.

     (u) Investment Funds shall mean one or more unsegregated funds established pursuant to Section 9.02 and invested in securities, insurance contracts or other property of such type and general characteristics as the Employer shall determine. The Marquette Stock Fund is an Investment Fund. (u) Investment Funds shall mean one or more unsegregated funds established pursuant to Section 9.02 and invested in securities, insurance contracts or other property of such type and general characteristics as the Employer shall determine. The Marquette Stock Fund is an Investment Fund.

     (v) Investment Manager shall mean any person, insurance company or corporation appointed by the Employer to direct the investment and reinvestment of all or any portion of the assets held by the Trustee under the Trust. (v) Investment Manager shall mean any person, insurance company or corporation appointed by the Employer to direct the investment and reinvestment of all or any portion of the assets held by the Trustee under the Trust.

     (w) Normal Retirement Date shall mean the date on which the Participant attains age 65. (w) Normal Retirement Date shall mean the date on which the Participant attains age 65.

     (x) Participant shall mean an Employee who is eligible to make 401(k) Contributions hereunder as provided in Sections 2.01 and 3.01. The term shall include any individual who was a Participant in the Plan immediately prior to the Effective Date. In no event, however, will an Employee who is a member of a collective bargaining unit be a Participant unless the collective bargaining agreement so provides. (x) Participant shall mean an Employee who is eligible to make 401(k) Contributions hereunder as provided in Sections 2.01 and 3.01. The term shall include any individual who was a Participant in the Plan immediately prior to the Effective Date. In no event, however, will an Employee who is a member of a collective bargaining unit be a Participant unless the collective bargaining agreement so provides.

     (y) Plan shall mean the Marquette Medical Systems, Inc. Profit Sharing and 401(k) Plan as set forth herein and as the same may be amended from time to time. (y) Plan shall mean the Marquette Medical Systems, Inc. Profit Sharing and 401(k) Plan as set forth herein and as the same may be amended from time to time.

     (z) Plan Year shall mean each 12 month period ending April 30. (z) Plan Year shall mean each 12 month period ending April 30.

     (aa) Profit Sharing Contributions shall mean amounts contributed by the Employer pursuant to Section 3.03. (aa) Profit Sharing Contributions shall mean amounts contributed by the Employer pursuant to Section 3.03.

     (bb) Severance from Service shall mean the date of an Employee's death or other termination of employment with the Employers and Affiliates. (bb) Severance from Service shall mean the date of an Employee's death or other termination of employment with the Employers and Affiliates.

      (cc) Trust Fund shall mean the property which shall be held from time to time by the Trustee in trust under the terms of this Agreement.(cc) Trust Fund shall mean the property which shall be held from time to time by the Trustee in trust under the terms of this Agreement.

      (dd) Trustee shall mean Norwest Bank, N.A., or any successor or successors thereto designated pursuant to Section 9.01.(dd) Trustee shall mean Norwest Bank, N.A., or any successor or successors thereto designated pursuant to Section 9.01.

      (ee) Valuation Date shall mean each day of the year, or such other periods, not less frequent than annual, which the Company designates.(ee) Valuation Date shall mean each day of the year, or such other periods, not less frequent than annual, which the Company designates.

      (ff) Vesting Service shall mean service with an Affiliate that is counted in determining the Participant's vested and nonforfeitable interest under the Plan, as determined under Section 5.01.(ff) Vesting Service shall mean service with an Affiliate that is counted in determining the Participant's vested and nonforfeitable interest under the Plan, as determined under Section 5.01.

      (gg) Year of Break in Service shall mean a Plan Year, during which the Employee is not employed with the Employer or an Affiliate for at least 501 Hours of Service.(gg) Year of Break in Service shall mean a Plan Year, during which the Employee is not employed with the Employer or an Affiliate for at least 501 Hours of Service.

      (hh) Years of Service shall mean the total Plan Years during which an individual completed at least 1,000 Hours of Service for an Employer or Affiliate.(hh) Years of Service shall mean the total Plan Years during which an individual completed at least 1,000 Hours of Service for an Employer or Affiliate.

      Section 1.02.  Construction.
      -------------

      (a) Words used herein in the masculine gender shall include the feminine and words used herein in the singular shall include the plural in all cases where such would apply. The words hereof, herein, hereunder and other similar compounds of the word here shall refer to the entire Plan, not to a particular article or section hereof. Headings of articles, sections and subsections are for convenience of reference only; they constitute no part of the Plan and are not to be considered in the construction hereof. All references to statutory sections shall include the section so identified as amended from time to time or any other statute of similar import.

      (b) The Plan is intended to be a qualified profit-sharing plan with a qualified cash or deferred arrangement meeting the requirements of Code Sections 401(a) and (k). The Plan shall be interpreted so as to comply with the applicable requirements of ERISA and the Code, where such requirements are not clearly contrary to the express terms hereof. In all other respects, the Plan shall be construed and its validity determined according to the laws of the State of Wisconsin to the extent such laws are not preempted by applicable requirements of federal law. In case any provision of this Agreement and/or the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Agreement and/or the Plan, and this Agreement and/or the Plan shall be construed and enforced as if said illegal or invalid provisions had never been included herein. As provided in Section 8.02, the Company shall have the ultimate discretionary authority to interpret the terms of the Plan.(b) The Plan is requirements of ERISA and the Code, where such requirements are not clearly contrary to the express terms hereof. In all other respects, the Plan shall be construed and its validity determined according to the laws of the State of Wisconsin to the extent such laws are not preempted by applicable requirements of federal law. In case any provision of this Agreement and/or the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Agreement and/or the Plan, and this Agreement and/or the Plan shall be construed and enforced as if said illegal or invalid provisions had never been included herein. As provided in Section 8.02, the Company shall have the ultimate discretionary authority to interpret the terms of the Plan.

                            ARTICLE II.ARTICLE II.


                         ELIGIBILITY AND PARTICIPATION

                           Section 2.01.Eligibility.
                           ------------
  An Employee shall be eligible to participate in the Plan on the May 1, August 1, November 1 or February 1 next following the date he becomes an Employee and is regularly scheduled to work 20 or more hours per week. Employees who are not regularly scheduled to work 20 or more hours per week will be eligible to participate as of the May 1, August 1, November 1 or February 1 following an eligibility period in which the Employee completes 1,000 or more Hours of Service. The first eligibility period begins with an individuals date of hire by an Affiliate. If 1,000 Hours of Service are not completed during that period, subsequent periods are each Plan Year starting with the Plan Year after hire.

      Section 2.02.  Status of Leased Employees.  A person who is a leased
      ------------
employee within the meaning of Code Section 414(n) or (o) shall not be eligible to participate in the Plan, but in the event such a person was participating or subsequently becomes eligible to participate herein, credit shall be given for the person's service as a leased employee of any Affiliate toward completion of the Plan's eligibility and vesting requirements.

                                 ARTICLE III.

                                 CONTRIBUTIONS

      Section 3.01.  401(k) Contributions.
      ------------

      (a) Subject to the limitations described in Section 3.05, any Employee who is eligible to participate in the Plan may elect to have the Employer contribute any whole percentage of his Compensation, to a maximum of 12%, as 401(k) Contributions, in lieu of paying such amounts as current cash compensation. Such elections shall be effective as of the first day of the payroll period following the day such elections are received, subject to any uniform cut-off date established by the Administrator to permit processing of the election. The maximum 401(k) Contribution hereunder for any Participant in any calendar year shall be $10,000 (adjusted for cost-of-living increases pursuant to Code Section 402(g)(5)). From time to time, but not less frequently than monthly, the Employer shall remit Participants' 401(k) Contributions to the Trustee. The Account of each Participant shall be credited with the amounts of his contributions as such amounts are received by the Trustee.

      (b) A Participant may elect to change the rate of his 401(k) Contributions, including a complete suspension, effective as of the payroll period following receipt of the election on or before any cut-off date established by the Company to permit processing of elections.(b) A Participant may elect to change the rate of his 401(k) Contributions, including a complete suspension, effective as of the payroll period following receipt of the election on or before any cut-off date established by the Company to permit processing of elections.

      (c) The Company shall, from time to time, establish a maximum deferred amount respecting Participant 401(k) Contributions. Such maximum deferred amount may vary during each payroll period and for each Participant. If a Participant shall designate any amount or rate of 401(k) Contributions in excess of the applicable maximum deferred amount established for his 401(k) Contributions, such designation shall not be invalid, but shall be effective to designate a rate of 401(k) Contributions equal to the applicable maximum deferred amount. Without limiting the generality of the foregoing, the average rate, expressed as a percentage of compensation as defined in Code Section 414(s), by Participants who are Highly Compensated Employees shall not exceed a rate equal to the average rate of 401(k) contributions for the preceding Plan Year by all Participants who were not Highly Compensated Employees in that Plan Year, multiplied by the greater of:(c) The Company shall, from time to time, establish a maximum deferred amount respecting Participant 401(k) Contributions. Such maximum deferred amount may vary during each payroll period and for each Participant. If a Participant shall designate any amount or rate of 401(k) Contributions in excess of the applicable maximum deferred amount established for his 401(k) Contributions, such designation shall not be invalid, but shall be effective to designate a rate of 401(k) Contributions equal to the applicable maximum deferred amount. Without limiting the generality of the foregoing, the average rate, expressed as a percentage of compensation as defined in Code
Section 414(s), by Participants who are Highly Compensated Employees shall not exceed a rate equal to the average rate of 401(k) contributions for the preceding Plan Year by all Participants who were not Highly Compensated Employees in that Plan Year, multiplied by the greater of:

      (i)   1.25 times such average rate; or(i)   1.25 times such average rate;
or

      (ii) the lesser of (A) 2.0 times such average rate or (B) such average rate plus 2%, subject to such other applicable limit as may be prescribed by the Secretary of the Treasury to prevent the multiple use of this alternative limitation.(ii) the lesser of (A) 2.0 times such average rate or (B) such average rate plus 2%, subject to such other applicable limit as may be prescribed by the Secretary of the Treasury to prevent the multiple use of this alternative limitation.

      (d) In order to ensure the favorable tax treatment of 401(k) Contributions hereunder pursuant to Code Section 401(k) or to ensure compliance with Code Section 402(g) or 415, the Company in its discretion may prospectively decrease the rate of 401(k) Contributions of any Participant at any time and may direct the Trustee to refund 401(k) Contributions to any Participant. Any excess contributions, determined (i) after use of qualified nonelective contributions as helpful in the actual deferral percentage test, and (ii) by leveling the highest contribution amounts until the test is satisfied, shall be distributed with applicable income. In addition, the Employer Matching Contributions shall be forfeited with applicable income, to the extent such Employer Matching Contributions are attributable to excess contributions and excess deferrals. For purposes of this subsection, applicable income means income for the Plan Year to which the excess contributions and deferrals relate. The amount of a required distribution of excess contributions shall be reduced in whole or in part by a prior distribution of excess deferrals for the applicable period and vice versa. Such distributions shall be no later than the Plan Year following the year the excess contributions and excess deferrals were made, and the amount of excess contributions shall be determined based on the respective portions attributable to each Highly Compensated Employee. Notwithstanding the above, nonelective contributions may be used in the actual deferral percentage test as qualified nonelective contributions only if such contributions are fully vested when made and subject to the distribution restrictions applicable to 401(k) Contributions under this Plan.(d) In order to ensure the favorable tax treatment of 401(k) Contributions hereunder pursuant to Code Section 401(k) or to ensure compliance with Code Section 402(g) or 415, the Company in its discretion may prospectively decrease the rate of 401(k) Contributions of any Participant at any time and may direct the Trustee to refund 401(k) Contributions to any Participant. Any excess contributions, determined (i) after use of qualified nonelective contributions as helpful in the actual deferral percentage test, and (ii) by leveling the highest contribution amounts until the test is satisfied, shall be distributed with applicable income. In addition, the Employer Matching Contributions shall be forfeited with applicable income, to the extent such Employer Matching Contributions are attributable to excess contributions and excess deferrals. For purposes of this subsection, applicable income means income for the Plan Year to which the excess contributions and deferrals relate. The amount of a required distribution of excess contributions shall be reduced in whole or in part by a prior distribution of excess deferrals for the applicable period and vice versa. Such distributions shall be no later than the Plan Year following the year the excess contributions and excess deferrals were made, and the amount of excess contributions shall be determined based on the respective portions attributable to each Highly Compensated Employee. Notwithstanding the above, nonelective contributions may be used in the actual deferral percentage test as qualified nonelective contributions only if such contributions are fully vested when made and subject to the distribution restrictions applicable to 401(k) Contributions under this Plan.

      (e) If a Participant gives timely notice to the Company that the total of his elective deferrals (within the meaning of Code Section 402(g)(3)) for his taxable year exceeded the limit described in such Code Section for his taxable year and of the amount of such excess attributable to the Plan, the Company may direct that such excess, together with applicable income, shall be distributed to the Participant on or before the first April 15 following the end of the Participant's taxable year. In the event that a Participant has excess deferrals for his taxable year calculated by taking into account only elective deferrals under this Plan and other plans of the Employer, such Participant will be deemed to have notified the Company of such excess deferrals and the Company shall direct that such excess, together with applicable income, shall be distributed to the Participant on or before the first April 15 following the end of the Participant's taxable year. In either event, the Employer Matching Contributions shall be forfeited with applicable income, to the extent such Employer Matching Contributions are attributable to excess deferrals. For purposes of this subsection, applicable income shall mean any income for the Plan Year to which the excess deferrals relate.(e) If a Participant gives timely notice to the Company that the total of his elective deferrals (within the meaning of Code
Section 402(g)(3)) for his taxable year exceeded the limit described in such Code Section for his taxable year and of the amount of such excess attributable to the Plan, the Company may direct that such excess, together with applicable income, shall be distributed to the Participant on or before the first April 15 following the end of the Participant's taxable year. In the event that a Participant has excess deferrals for his taxable year calculated by taking into account only elective deferrals under this Plan and other plans of the Employer, such Participant will be deemed to have notified the Company of such excess deferrals and the Company shall direct that such excess, together with applicable income, shall be distributed to the Participant on or before the first April 15 following the end of the Participant's taxable year. In either event, the Employer Matching Contributions shall be forfeited with applicable income, to the extent such Employer Matching Contributions are attributable to excess deferrals. For purposes of this subsection, applicable income shall mean any income for the Plan Year to which the excess deferrals relate.

      Section 3.02.  Employer Matching Contributions.
      ------------

      (a) For each Plan Year, the Account of each Participant who is eligible to receive an Employer Matching Contribution shall be credited with Employer Matching Contributions. The Board may, in its sole discretion, change the rate of Employer Matching Contributions for any Plan Year. Employer Matching Contributions shall be made on or before the due date (including extensions) of the Employer's federal income tax return for the Plan Year.

      In the absence of Board action to the contrary, Employer Matching Contributions will be the percentage of Employee 401(k) Contributions shown below, but not more than the greater of the dollar amount or percentage of Compensation indicated:

Plan Year Ending        Percentage of      Percentage of
                    401(k) Contributions    Compensation   Dollar Amount
April 30, 1998               35%                2.1%           $500
April 30, 1999               40%                2.4%           $500
April 30, 2000               45%                2.7%           $500
April 30, 2001               50%                3.0%           $500
and thereafter


      (b) All Participants who elect to make 401(k) Contributions for a Plan Year shall be eligible to share in Employer Matching Contributions for such Plan Year.(b) All Participants who elect to make 401(k) Contributions for a Plan Year shall be eligible to share in Employer Matching Contributions for such Plan Year.

      (c) Notwithstanding subsection 3.02(a) above, the average rate, expressed as a percentage of Compensation, of the sum of Employer Matching Contributions and 401(k) Contributions for any Plan Year for Participants who are Highly Compensated Employees for such Plan Year shall not exceed a rate equal to the average rate of Employer Matching Contributions for the preceding Plan Year by all Participants who were not Highly Compensated Employees in that Plan Year multiplied by the greater of:(c) Notwithstanding subsection 3.02(a) above, the average rate, expressed as a percentage of Compensation, of the sum of Employer Matching Contributions and 401(k) Contributions for any Plan Year for Participants who are Highly Compensated Employees for such Plan Year shall not exceed a rate equal to the average rate of Employer Matching Contributions for the preceding Plan Year by all Participants who were not Highly Compensated Employees in that Plan Year multiplied by the greater of:

            (i) 1.25 times such average rate; or(i) 1.25 times such average rate; or

            (ii) the lesser of (A) 2.0 times such average rate or (B) such average rate plus 2%, subject to such other applicable limit as may be prescribed by the Secretary of the Treasury to prevent the multiple use of this alternative limitation.(ii) the lesser of (A) 2.0 times such average rate or (B) such average rate plus 2%, subject to such other applicable limit as may be prescribed by the Secretary of the Treasury to prevent the multiple use of this alternative limitation.

In order to ensure compliance with Code Section 401(m) or 415, any excess aggregate contributions, determined (i) after use of qualified nonelective contributions as helpful in the actual contribution percentage test, and (ii) by leveling the highest contribution amounts until the test is satisfied, shall be distributed, to the extent vested, and forfeited, to the extent forfeitable, with applicable income. For purposes of this subsection, applicable income means income for the Plan Year to which the excess aggregate contributions relate. Such distributions shall be made during the Plan Year following the year the excess aggregate contributions were made, and the amount shall be determined based on the respective portions attributable to each Highly Compensated Employee. Notwithstanding the above, nonelective contributions may be used in the actual contribution percentage test as qualified nonelective contributions only if such contributions are fully vested when made and subject to the distribution restrictions applicable to 401(k) Contributions under this Plan.

      Section 3.03.  Profit Sharing Contributions.
      ------------



      (a) The Employer may also make such Profit Sharing Contributions for each Plan Year as may be determined by the Board, in its sole discretion, provided that Profit Sharing Contributions for any Plan Year shall not exceed
(i) the amount that can be allocated to Participants' Accounts hereunder (after giving effect to the limitations described in Section 3.04), or (ii) the maximum amount deductible for federal income tax purposes for such Plan Year. The Employer may contribute in cash or in kind and may designate all or any portion of the Profit Sharing Contribution for investment in the Marquette Stock Account. Subject to the limitations described in Section 3.04, Profit Sharing Contributions and forfeitures for any Plan Year shall be allocated to the Profit Sharing Accounts of those Participants who, pursuant to subsection 3.03(b), are eligible to share in such Contributions, in the same proportion that the Certified Earnings paid by the Employer to such Participant for the Plan Year bears to the total Certified Earnings paid by the Employer to all such Participants for such Plan Year.

      (b) The Participants eligible to share in Profit Sharing Contributions for any Plan Year shall be those Participants who (b) The Participants eligible to share in Profit Sharing Contributions for any Plan Year shall be those Participants who

            (i) were first employed by an Employer or Affiliate at some time before the February 1 preceding the Plan Year and who are employed by an Employer on the last day of the Plan Year; and (i) were first employed by an Employer or Affiliate at some time before the February 1 preceding the Plan Year and who are employed by an Employer on the last day of the Plan Year; and

            (ii) have completed at least 1,000 Hours of Service during the Plan Year.(ii)have completed at least 1,000 Hours of Service during the Plan Year.

     Section 3.04.  Maximum Annual Additions.
     ------------

     (a) Notwithstanding the other provisions of this Plan, annual additions to the account of any Participant for a Plan Year (also the limitation year) shall not exceed the lesser of:

           (i)   $30,000 as adjusted pursuant to Section 415(c)(1)(A) and
     (d)(1); or(i)$30,000 as adjusted pursuant to Section 415(c)(1)(A) and
     (d)(1); or

           (ii) 25% of the Participant's total compensation (as defined in subsection (c) of Section 415 of the Code) from the Employer for such Plan Year.(ii) 25% of the Participant's total compensation (as defined in subsection (c) of Section 415 of the Code) from the Employer for such Plan Year.

     (b) The term annual additions as used in this Section shall mean the sum for the Plan Year of (i) Employer Contributions, (ii) forfeitures, (iii) 401(k) Contributions and (iv) amounts described in Sections 415(c)(2) and 419A(d)(2) of the Code, credited to the Participant's Account.(b) The term annual additions as used in this Section shall mean the sum for the Plan Year of (i) Employer Contributions, (ii) forfeitures, (iii) 401(k) Contributions and (iv) amounts described in Sections 415(c)(2) and 419A(d)(2) of the Code, credited to the Participant's Account.

     (c) If a Participant also participates in another qualified defined contribution plan maintained by the Employer, then the sum of his annual additions under this Plan and under such other plan shall not exceed the limitations described in subsection (a) of this Section. Further, if a Participant also participates in a defined benefit pension plan maintained by the Employer, the sum of (1) and (2) below may not exceed 1.0:(c) If a Participant also participates in another qualified defined contribution plan maintained by the Employer, then the sum of his annual additions under this Plan and under such other plan shall not exceed the limitations described in subsection (a) of this Section. Further, if a Participant also participates in a defined benefit pension plan maintained by the Employer, the sum of (1) and
(2) below may not exceed 1.0:

           (i) the sum of the projected annual benefit of the Participant under all defined benefit pension plans of the Employer determined as of the close of the Plan Year, divided by the lesser of (i) the product of
     1.25 multiplied by the dollar limitation in effect under Section 415(b)(1)(A) of the Code for such year, or (ii) the product of 1.4 multiplied by the amount which may be taken into account under Section 415(b)(1)(B) of the Internal Revenue Code with respect to such Participant for such year; and(i) the sum of the projected annual benefit of the Participant under all defined benefit pension plans of the Employer determined as of the close of the Plan Year, divided by the lesser of (i) the product of 1.25 multiplied by the dollar limitation in effect under
     Section 415(b)(1)(A) of the Code for such year, or (ii) the product of 1.4 multiplied by the amount which may be taken into account under Section 415(b)(1)(B) of the Internal Revenue Code with respect to such Participant for such year; and

           (ii) the sum of the annual additions to the Participant's account under all defined contribution plans of the Employer as of the close of the Plan Year and for all prior Plan Years, divided by the sum of the lesser of
     (i) or (ii) for such year and for each prior year of service with the Employer (regardless of whether any such defined contribution plan was in existence during those years), where (i) is the product of 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the code for such year, and (ii) is the product of 1.4 multiplied by the amount which may be taken into account under Section 415(c)(1)(B) of the Code (or
     Section 415(c)(7) or (8) of such Code, if applicable) with respect to such individual under such plan for such year; provided, however, that the Company may elect that the amount taken into account for each Participant for all years ending before January 1, 1983, under (i) and (ii) above shall be determined pursuant to the special transition rule provided in such
     Section 415(e)(6) of the Code.(ii) the sum of the annual additions to the Participant's account under all defined contribution plans of the Employer as of the close of the Plan Year and for all prior Plan Years, divided by the sum of the lesser of (i) or (ii) for such year and for each prior year of service with the Employer (regardless of whether any such defined contribution plan was in existence during those years), where (i) is the product of 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the code for such year, and (ii) is the product of 1.4 multiplied by the amount which may be taken into account under Section 415(c)(1)(B) of the Code (or Section 415(c)(7) or (8) of such Code, if applicable) with respect to such individual under such plan for such year; provided, however, that the Company may elect that the amount taken into account for each Participant for all years ending before January 1, 1983, under (i) and (ii) above shall be determined pursuant to the special transition rule provided in such Section 415(e)(6) of the Code.

     (d) In the event that, after the application of all limitations and reductions in the Participant's benefits under any defined benefit pension plan and any limitations imposed by the Company pursuant to Sections 3.01(d), 3.01(e) and 3.02(c), the rules set forth in subsection (a) or (b) of this Section would otherwise be violated with respect to any Participant, then such Participant's annual additions under this Plan for the Plan Year shall be automatically reduced as follows:(d) In the event that, after the application of all limitations and reductions in the Participant's benefits under any defined benefit pension plan and any limitations imposed by the Company pursuant to Sections 3.01(d), 3.01(e) and 3.02(c), the rules set forth in subsection (a) or
(b) of this Section would otherwise be violated with respect to any Participant, then such Participant's annual additions under this Plan for the Plan Year shall be automatically reduced as follows:

           (i) The amount of Profit Sharing Contributions allocated to his Profit Sharing Account pursuant to Section 3.03 shall be reduced and allocated pursuant to Section 3.03 to the Profit Sharing Accounts of other Participants eligible to share in Profit Sharing Contributions for the Plan Year to the extent such additional allocations do not result in violation of this Section.(i) The amount of Profit Sharing Contributions allocated to his Profit Sharing Account pursuant to Section 3.03 shall be reduced and allocated pursuant to Section 3.03 to the Profit Sharing Accounts of other Participants eligible to share in Profit Sharing Contributions for the Plan Year to the extent such additional allocations do not result in violation of this Section.

           (ii) In the event that the application of (i) above is not sufficient to eliminate the violation, there shall be deducted from the Participant's Accounts such portion of Employer Matching Contributions for the Plan Year as shall be necessary to eliminate the violation. Employer Matching Contributions deducted from a Participant's Accounts shall be forfeited and shall be applied as provided in Section 5.05.(ii) In the event that the application of (i) above is not sufficient to eliminate the violation, there shall be deducted from the Participant's Accounts such portion of Employer Matching

     Contributions for the Plan Year as shall be necessary to eliminate the violation. Employer Matching Contributions deducted from a Participant's Accounts shall be forfeited and shall be applied as provided in Section 5.05.

Notwithstanding the foregoing, if as a result of the allocation of forfeitures, an error in estimating a Participant's Compensation for the Plan Year, an error in determining the amount of 401(k) Contributions that may be made with respect to any Participant under the limits of Code Section 415, or such other facts and circumstances as may be prescribed by the Commissioner of Internal Revenue, the Before-Tax Deposits or After-Tax Deposits or Employer Contributions, or both, actually allocated to a Participant exceed the limits described in this Section, such excess 401(k) Contributions shall be returned to the Participant and/or such excess Employer Contributions shall be used to reduce Employer Contributions under the Plan for the next Plan Year and succeeding Plan Years, as necessary, for such Participant. To the extent such excess Employer Contributions are not so reduced, the Participant shall not be entitled to receive such excess. If a Participant has such an excess annual addition consisting of Employer Contributions but is not covered by the Plan as of the end of the Plan Year for which the excess arose or as of any succeeding Plan Year prior to the Plan Year in which such excess is fully eliminated, then such excess shall be held in a suspense account for that Plan Year and allocated or reallocated in the next and succeeding Plan Years to all Participants then entitled to share in Employer Matching Contributions or Profit Sharing Contributions, subject, however, to the limitations of this Section. Amounts allocated to this suspense account shall not be credited with income or loss.
If an amount remains in this suspense account at the time the Plan terminates and all Plan assets have been distributed to Participants, then such amount shall be returned to the Employer.

      (e) The Company shall have broad authority to coordinate with the plan administrator of other plans maintained by the Employer in relation to the limits imposed by this Section, and to implement reductions of allocations and reallocations necessary to maintain all of such plans in accordance with the requirements of applicable law.(e) The Company shall have broad authority to coordinate with the plan administrator of other plans maintained by the Employer in relation to the limits imposed by this Section, and to implement reductions of allocations and reallocations necessary to maintain all of such plans in accordance with the requirements of applicable law.

     Section 3.05.  Rollovers.
     ------------

An Employee shall be entitled to rollover to the Plan amounts derived from a qualifying distribution from another tax-qualified pension, profit sharing or stock bonus plan. No such rollover shall be accepted unless it is paid over in cash or check to the Trustee directly from the other plan or within 60 days after it is received by the Employee. No amount shall be accepted for rollover unless the Employee certifies in writing that (i) the plan was a tax-qualified retirement plan at the time of the distribution, and (ii) the distribution constituted an eligible rollover distribution from such other plan within the meaning of Code Section 402(c)(4).

                                  ARTICLE IV.

                   PARTICIPANT ACCOUNTS;PARTICIPANT ACCOUNTS;
                             INVESTMENT OF ACCOUNTS

     Section 4.01.  Establishment of Accounts.  Each Participant shall have one
     -------------
or more Accounts established for him.  Such Accounts shall consist of:Section
                                                                      -------
4.01.  Establishment of Accounts.  Each Participant shall have one or more
-----
Accounts established for him.  Such Accounts shall consist of:

     (a) a 401(k) Contributions Account; (a) a 401(k) Contributions Account;

     (b) a Matching Contributions Account; (b) a Matching Contributions Account;

     (c) a Profit Sharing Account; (c) a Profit Sharing Account;

     (d) an Old ESOT Account; and(d) an Old ESOT Account; and

     (e) a Rollover Account.(e) a Rollover Account.

     To the extent necessary or appropriate to provide for the proper administration of the Plan, the Accounts of Participants shall include separate balances for interests invested in each Investment Fund, for interests derived from different sources of contributions, and for such other purposes as the Company shall determine. As soon as practicable after each Valuation Date, each Participant shall be provided with a statement reflecting the status of his Accounts.

     Section 4.02.  Investment of Accounts. Section 4.02.  Investment of
     ------------                           ------------
Accounts.

     (a) The Company shall permit each Participant to invest his Accounts in one or more of the Investment Funds available for such purpose. A Participant who makes an election under this Section 4.02 shall elect to have all or any portion (expressed as a whole percentage) of his Accounts invested in any one or more of the Investment Funds then available. Further, any such election may be changed as of any Valuation Date, but shall remain in effect for successive periods unless changed by the Participant.(a) The Company shall permit each Participant to invest his Accounts in one or more of the Investment Funds available for such purpose. A Participant who makes an election under this
Section 4.02 shall elect to have all or any portion (expressed as a whole percentage) of his Accounts invested in any one or more of the Investment Funds then available. Further, any such election may be changed as of any Valuation Date, but shall remain in effect for successive periods unless changed by the Participant.

      (b) A Participant may elect to reallocate his Accounts among the Investment Funds as of any Valuation Date, except as limited by paragraph (d).
A Participant who elects to make such a reallocation shall elect to have all or any portion (expressed as a whole percentage) of his Accounts invested in any one or more Investment Funds transferred to one or more other Investment Funds (in any whole percentage of the amounts being transferred).(b) A Participant may elect to reallocate his Accounts among the Investment Funds as of any Valuation Date, except as limited by paragraph (d). A Participant who elects to make such a reallocation shall elect to have all or any portion (expressed as a whole percentage) of his Accounts invested in any one or more Investment Funds transferred to one or more other Investment Funds (in any whole percentage of the amounts being transferred).

      (c) In the event that a Participant shall fail to direct the investment of his Accounts subject to his direction or fail to replace any directions which may have been suspended or revoked, then such Accounts shall be invested on the Participant's behalf in an Investment Fund designated by the Company on a uniform and nondiscriminatory basis for all similarly situated Participants.
(c) In the event that a Participant shall fail to direct the investment of his Accounts subject to his direction or fail to replace any directions which may have been suspended or revoked, then such Accounts shall be invested on the Participant's behalf in an Investment Fund designated by the Company on a uniform and nondiscriminatory basis for all similarly situated Participants.

      (d) A Participant may direct investment out of the Marquette Stock Fund into other Investment Funds to the extent of up to 7% of the Participants Account in the Fund (or stock valuing up to $2,500, if greater) within any 90 day period. In addition, the total of Marquette Stock liquidated by the Trust in any fiscal quarter may not exceed 1% of the total of such stock outstanding at the time. In the event liquidation requests exceed this limit at any time, requests then outstanding will be honored, pro rata, until the next fiscal quarter and will be the first such requests honored in that quarter.(d) A Participant may direct investment out of the Marquette Stock Fund into other Investment Funds to the extent of up to 7% of the Participants Account in the Fund (or stock valuing up to $2,500, if greater) within any 90 day period. In addition, the total of Marquette Stock liquidated by the Trust in any fiscal quarter may not exceed 1% of the total of such stock outstanding at the time.
In the event liquidation requests exceed this limit at any time, requests then outstanding will be honored, pro rata, until the next fiscal quarter and will be the first such requests honored in that quarter.

     Section 4.03.  Allocations to Matching Contributions and Profit Sharing
     -------------
Accounts.

A Participant's Matching Contributions Account shall be credited with his allocable share of Matching Contributions promptly after receipt by the Trustee. The Profit Sharing Accounts maintained for each eligible Participant shall be credited annually, as of the last day of each Plan Year, with his allocable share of Employer Contributions and forfeitures for such Plan Year.

     Section 4.04.  Valuation of Accounts.
     ------------

As of each Valuation Date, the Accounts of each Participant shall be adjusted to reflect the effect of income, collected and accrued, realized and unrealized gains and losses, expenses and all other transactions during the period preceding the Valuation Date with respect to the applicable Investment Funds.

                                  ARTICLE V.

                            VESTING AND FORFEITURES

     Section 5.01.  Calculation of Vesting Service.
     -------------

A Participant's eligibility for benefits from his Profit Sharing Accounts shall be determined by his Vesting Service. Subject to the Break in Service provisions of Section 5.02, an Employee shall be credited with one year of Vesting Service for each Plan Year in which he completes 1,000 or more Hours of Service.

     Section 5.02.  Effect of Breaks in Service.
     -------------


     (a) The Vesting Service of a Participant who at the time he incurs a Break in Service has a vested right to any benefits in his Profit Sharing Accounts hereunder shall not be subject to cancellation. In any other case, the Vesting Service of a Participant who incurs a Break in Service shall be canceled and disregarded for all purposes of the Plan.

     (b) In the event that a former Participant is re-employed by the Employer, such former Participant shall be eligible for reparticipation in the Plan
immediately upon his rehire.(b)   In the event that a former Participant is re-
employed by the Employer, such former Participant shall be eligible for reparticipation in the Plan immediately upon his rehire.

     Section 5.03.  Vesting in 401(k) Contributions, Matching Contributions and
     ------------
Rollover Accounts.

A Participant's interests in his old ESOT, 401(k) Contributions, Matching Contributions and Rollover Accounts shall be fully vested and nonforfeitable at all times.

     Section 5.04.  Vesting in Profit Sharing Accounts.
     ------------

     (a) A Participant's interest in his Profit Sharing Accounts shall be fully vested and nonforfeitable upon the occurrence of any of the following events prior to his termination of employment:

         (i) the Participant's attainment of age 65;(i) the Participant's attainment of age 65;

         (ii) death; or(ii)  death; or

         (iii) Disability  (iii) Disability

(b) Except as provided in subsection (a), a Participant's interest in Profit Sharing Accounts shall be vested and nonforfeitable to the extent determined from the following table:

                   Years of
               Vesting Service          Vested Percentage

                      0                          0%
                      1                          0%
                      2                         25%
                      3                         50%
                      4                         75%
                  5 or more                    100%

Section 5.05.    Forfeitures.
------------

      (a) Following a Participant's termination of employment, the balances in the Participant's Accounts which are not vested shall be maintained in the Participant's Accounts until the earlier of the date on which the Participant
(i) incurs a Break in Service or (ii) receives a distribution of the vested portion of all of his Accounts. If either of the events described above occurs, such amounts shall be forfeited and shall be allocated to the Profit Sharing Accounts of those Participants eligible to share in Profit Sharing Contributions for the Plan Year in which the forfeiture occurred, as provided in Section 3.03. A Participant whose entire vested interest in his Accounts has been distributed or who has no vested interest shall be deemed cashed out of the Plan.

      (b) If a Participant whose Accounts have been forfeited in whole or in part returns to employment before incurring a Break in Service, and pays to the Plan all amounts previously distributed within the earlier of five years from the date of rehire or the date a Break in Service occurs then the amounts forfeited pursuant to this Section shall be reinstated to the Participant's Accounts, out of forfeitures for the Plan Year in which such reemployment occurs, or, if such forfeitures are not sufficient, out of additional Employer Contributions. The reinstated amount shall be the amount forfeited, unadjusted for any earnings, gains and losses. (b) If a Participant whose Accounts have been forfeited in whole or in part returns to employment before incurring a Break in Service, and pays to the Plan all amounts previously distributed within the earlier of five years from the date of rehire or the date a Break in Service occurs then the amounts forfeited pursuant to this Section shall be reinstated to the Participant's Accounts, out of forfeitures for the Plan Year in which such reemployment occurs, or, if such forfeitures are not sufficient, out of additional Employer Contributions. The reinstated amount shall be the amount forfeited, unadjusted for any earnings, gains and losses.

     (c) If a Participant whose Accounts have been forfeited in whole or in part returns to employment after incurring a Break in Service, the forfeited amounts shall not be reinstated. Such a Participant's Vesting Service shall be determined pursuant to Section 5.02.(c) If a Participant whose Accounts have been forfeited in whole or in part returns to employment after incurring a Break in Service, the forfeited amounts shall not be reinstated. Such a Participant's Vesting Service shall be determined pursuant to Section 5.02.

                             ARTICLE VI.ARTICLE VI.

                            DISTRIBUTION OF BENEFITS

     Section 6.01.  Distribution Upon Termination of Employment.
     -------------

A Participant's vested and nonforfeitable interests in all of his Accounts shall be distributable to the Participant upon his termination of employment from the Employer and Affiliates for any reason. Distribution shall be made at the time and in the manner specified in Sections 6.04 and 6.05.

     Section 6.02.  Death.
     -------------

     (a) Upon a Participant's death, whether before or after his termination of employment and whether before or after commencement of payment of benefits, the vested portion of the remaining amounts in all of his Accounts shall be payable to the Participant's Beneficiary at the time and in the manner specified in Sections 6.04 and 6.05.

     (b) A Participant may designate any person, trust and/or other entity as his Beneficiary. Any such designation shall be in writing and filed with the Company on the form and in the manner prescribed by the Company, and may be revoked or changed by the Participant at any time by a written instrument filed with the Company prior to his death. Notwithstanding the foregoing, in the event that the Participant has a spouse at the time of his death, such spouse shall be the Participant's Beneficiary unless (i) such spouse has consented in writing to the Participant's designation of a different Beneficiary, (ii) such consent acknowledges the effect of such election and is witnessed by a plan representative appointed by the Company or by a notary public, and (iii) the Participant is survived by a Beneficiary designated as such as described above. In the event the Participant is not married at the time of his death and is not survived by a properly designated Beneficiary, the Participant's estate shall be the Beneficiary.(b) A Participant may designate any person, trust and/or other entity as his Beneficiary. Any such designation shall be in writing and filed with the Company on the form and in the manner prescribed by the Company, and may be revoked or changed by the Participant at any time by a written instrument filed with the Company prior to his death. Notwithstanding the foregoing, in the event that the Participant has a spouse at the time of his death, such spouse shall be the Participant's Beneficiary unless (i) such spouse has consented in writing to the Participant's designation of a different Beneficiary, (ii) such consent acknowledges the effect of such election and is witnessed by a plan representative appointed by the Company or by a notary public, and (iii) the Participant is survived by a Beneficiary designated as such as described above. In the event the Participant is not married at the time of his death and is not survived by a properly designated Beneficiary, the Participant's estate shall be the Beneficiary.

     Section 6.03.  Time of Distributions. General.
     ------------

     (a) A Participant's vested interest in his Account shall be distributed to him after he has terminated employment. If the account is $5,000 or less, distribution will occur within an administratively reasonable period following termination of employment. If the value of the Participant's Account exceeds $5,000, distribution shall be made as soon as practicable following any date elected by the Participant.

     (b) Required Distributions. Distribution of a Participant's Account shall commence no later than 60 days after the latest of: (i) the close of the Plan Year in which the Participant attains age 65 or (ii) the date the Participant actually terminates employment with the Employer and Affiliates. Distribution shall be completed not later than five years after the date of the Participant's death, except as provided in Section 6.04. A 5% shareholder of an Employer must begin to receive distribution no later than the April 1 following attainment of age 70, even if still employed. (b) Required Distributions. Distribution of a Participant's Account shall commence no later than 60 days after the latest of:
(i) the close of the Plan Year in which the Participant attains age 65 or (ii) the date the Participant actually terminates employment with the Employer and Affiliates. Distribution shall be completed not later than five years after the date of the Participant's death, except as provided in Section 6.04. A 5% shareholder of an Employer must begin to receive distribution no later than the April 1 following attainment of age 70, even if still employed.

     Section 6.04.  Form of Distributions.
     ------------



     (a) A Participant or Beneficiary will receive distribution of his Accounts in the form of: (i) a lump sum, (ii) in a series of annual or more frequent installments over a fixed period not exceeding the joint life expectancy of the Participant and the Participants Beneficiary, (iii) a nonrefundable period certain annuity, subject to the period limits of paragraph (ii) above.

     In the event that any Participant whose benefits are immediately distributable without his consent cannot be located upon reasonable attempts made by the Company, the Company shall direct the Trustee to distribute such benefits to a federally insured savings account opened in the name of such Participant. A Participant or beneficiary may elect to take the portion of his account that is attributable to whole shares of Employer Stock in the form of Employer Stock.

     (b) The provisions of the Plan are intended to comply with Code Section 401(a)(9) which prescribes certain rules regarding minimum distributions and requires that death benefits be incidental to retirement benefits. All distributions under the Plan shall be made in conformance with Code Section 401(a)(9) and the regulations thereunder which are incorporated herein by reference. The provisions of the Plan governing distributions are intended to apply in lieu of any default provisions prescribed in regulations; provided, however, that Code Section 401(a)(9) and the regulations thereunder override any Plan provisions inconsistent with such Code Section and regulations.(b) The provisions of the Plan are intended to comply with Code Section 401(a)(9) which prescribes certain rules regarding minimum distributions and requires that death benefits be incidental to retirement benefits. All distributions under the Plan shall be made in conformance with Code Section 401(a)(9) and the regulations thereunder which are incorporated herein by reference. The provisions of the Plan governing distributions are intended to apply in lieu of any default provisions prescribed in regulations; provided, however, that Code Section 401(a)(9) and the regulations thereunder override any Plan provisions inconsistent with such Code Section and regulations.

     Section 6.05.  Eligible Rollover Distributions.
     -------------

Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Company, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

     (a) Eligible rollover distribution means any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).(a) Eligible rollover distribution means any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

     (b) Eligible retirement plan means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.(b) Eligible retirement plan means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in
Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

      (c) Distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.(c) Distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

      (d) Direct rollover means a payment by the Plan to the eligible retirement plan specified by the distributee. (d) Direct rollover means a payment by the Plan to the eligible retirement plan specified by the distributee.

                            ARTICLE VII.ARTICLE VII.

                  WITHDRAWALS AND LOANS WITHDRAWALS AND LOANS
     Section 7.01.  In-Service Withdrawals.
     ------------

A Participant shall be permitted to withdraw all or a portion of his vested balances in his Accounts once in each Plan Year, provided the participant has been a Participant for three or more years under this Plan or either Prior Plan. Withdrawals will be subject to all of the following limits:

      (a) The withdrawal is limited to 25% of the value of the vested portion of the Old ESOT and Profit Sharing Accounts. Further, any Employer Contributions or earnings allocated during the preceding two year period cannot be withdrawn.(a) The withdrawal is limited to 25% of the value of the vested portion of the Old ESOT and Profit Sharing Accounts. Further, any Employer Contributions or earnings allocated during the preceding two year period cannot be withdrawn.

      (b) Any Participant loan balance must be fully satisfied out of the withdrawal.(b) Any Participant loan balance must be fully satisfied out of the withdrawal.

      (c) Withdrawals will be distributed within an administratively reasonable period following the request.(c) Withdrawals will be distributed within an administratively reasonable period following the request.

      (d) If aggregate withdrawals, distributions and investment changes for a month would cause net sales by the Trust of more than 1% of the outstanding common stock of the Company for the Plan Year quarter, withdrawals will be prorated to meet the 1% limit. In ensuing months, requests will be honored on a pro rata basis, consistent with the limit, on a month by month basis, honoring the oldest months requests first.(d) If aggregate withdrawals, distributions and investment changes for a month would cause net sales by the Trust of more than 1% of the outstanding common stock of the Company for the Plan Year quarter, withdrawals will be prorated to meet the 1% limit. In ensuing months, requests will be honored on a pro rata basis, consistent with the limit, on a month by month basis, honoring the oldest months requests first.

     Section 7.02.  Age 60 Withdrawal and Diversification Alternatives.
     ------------

A Participant who is both age 60 and has completed 5 or more Years of Service may withdraw all or any portion of his Account and/or may direct the liquidation of all or any portion of his Marquette Stock Account and may direct reinvestment of such amounts in any other investment accounts available under the Plan.

Withdrawals from the Employer Stock Fund may, at the Participants election, be made in cash or in kind.

Liquidation elections shall be subject to the rules in section 4.02 without regarding to the 7% Account limitation.

Withdrawals will be distributed once per month. If the withdrawal request is made by the 20/th/ of the month, distribution will occur shortly after the end of the month. Withdrawals are, however, expressly subject to the rules of section 7.01(b) and (d).

     Section 7.03.  Loans to Participants.Section 7.03.  Loans to Participants.
     -------------                        -------------

     (a) Upon application, any Participant may elect to borrow from his Account. The amount of any loan hereunder shall not be less than $2,000, nor more than $50,000. A Participant may not have more than two loans outstanding at a time. The aggregate principal amount of a loan, when added to the highest loan balance in existence during the prior 12 month period, shall not exceed the amount or portion of the Participant's total vested Account balances determined from the following table:

         Amount of Total Vested
            Account Balances          Maximum Loan
         At least $4,000 but       50% of such balance

         Less than $100,000

         $100,000 or more                $50,000



     (b) A loan shall be considered an investment of the borrowing Participant's Account, and, in accordance with Department of Labor Regulation '2550.408b-1, interest shall be charged thereon at a rate that is commensurate with interest rates charged on similar commercial loans, as determined by the Administrator from time to time. Every loan applicant shall receive a clear statement of the charges involved in each loan transaction. This statement shall include the dollar amount and annual interest rate of the finance charge. Any such loan shall be repaid by the Participant by means of payroll deduction. No loan shall be for a period of more than five years. Except in the case of a Participant who is a party in interest with respect to the Plan (within the meaning of ERISA '3(14)), a Participant must be actively employed on the date a loan is made.(b) A loan shall be considered an investment of the borrowing Participant's Account, and, in accordance with Department of Labor Regulation '2550.408b-1, interest shall be charged thereon at a rate that is commensurate with interest rates charged on similar commercial loans, as determined by the Administrator from time to time. Every loan applicant shall receive a clear statement of the charges involved in each loan transaction. This statement shall include the dollar amount and annual interest rate of the finance charge. Any such loan shall be repaid by the Participant by means of payroll deduction. No loan shall be for a period of more than five years. Except in the case of a Participant who is a party in interest with respect to the Plan (within the meaning of ERISA '3(14)), a Participant must be actively employed on A loan shall be considered an investment of the borrowing Participant's Account, the date a loan is made.

      (c) Amounts loaned to a Participant pursuant to this Section shall not share in allocations of investment fund earnings under Section 4.04, but shall be treated as a segregated account for the sole benefit of the Participant, which account shall serve as security for the loan repayment. In the event that the Participant does not repay the loan in accordance with the terms and conditions thereof, or fails to cure any default within a reasonable time after receiving notice thereof, the Administrator may direct that the Participant's segregated loan account shall be charged for the total amount of the loan or any part thereof (including accrued interest) with such amount being treated as a distribution of that portion of the Participant's Accounts; provided that such direction shall not occur at a time or in a manner when such a distribution would violate applicable provisions of the Code or ERISA. Loans shall be due in full upon a Participants Severance from Service.(c) Amounts loaned to a Participant pursuant to this Section shall not share in allocations of investment fund earnings under Section 4.04, but shall be treated as a segregated account for the sole benefit of the Participant, which account shall serve as security for the loan repayment. In the event that the Participant does not repay the loan in accordance with the terms and conditions thereof, or fails to cure any default within a reasonable time after receiving notice thereof, the Administrator may direct that the Participant's segregated loan account shall be charged for the total amount of the loan or any part thereof (including accrued interest) with such amount being treated as a distribution of that portion of the Participant's Accounts; provided that such direction shall not occur at a time or in a manner when such a distribution would violate applicable provisions of the Code or ERISA. Loans shall be due in full upon a Participants Severance from Service.

      (d) Amounts borrowed pursuant to this Section shall be drawn from the Participant's vested Account balances in the following order of priority:
Rollover Account, 401(k) Contributions Account, Employer Matching Contributions Account and Profit Sharing Contributions Account. Principal payments shall be restored to the various Accounts from which the loan was drawn in reverse order. A Participant shall not be entitled to make any withdrawal hereunder without first full withdrawal of Account balances then outstanding in the form of loans.
(d) Amounts borrowed pursuant to this Section shall be drawn from the Participant's vested Account balances in the following order of priority:
Rollover Account, 401(k) Contributions Account, Employer Matching Contributions Account and Profit Sharing

Contributions Account. Principal payments shall be restored to the various Accounts from which the loan was drawn in reverse order. A Participant shall not be entitled to make any withdrawal hereunder without first full withdrawal of Account balances then outstanding in the form of loans.

      (e) The Administrator may impose such rules, requirements or restrictions relating to loans under this Section as it shall determine to be necessary or appropriate, including, without limitation, requirements as to the execution of loan documents and/or payroll deduction authorizations, and the assessment of application and processing fees against the borrower's Accounts. The loan program provided for in this Section shall be administered by the Administrator in accordance with Section 408(b)(1) of ERISA.(e) The Administrator may impose such rules, requirements or restrictions relating to loans under this Section as it shall determine to be necessary or appropriate, including, without limitation, requirements as to the execution of loan documents and/or payroll deduction authorizations, and the assessment of application and processing fees against the borrower's Accounts. The loan program provided for in this Section shall be administered by the Administrator in accordance with Section 408(b)(1) of ERISA.

      Section 7.04.  Time and Manner of Distribution.
      ------------

Distributions pursuant to this Article VII shall be made in a lump sum as soon as administratively feasible, subject to Section 6.05, after the Company approves the withdrawal or loan. If less than all of the balance in a Participant's Account is to be withdrawn, the Trustee shall make all distributions from the Investment Funds in which such Accounts are then invested, in the order specified by the Company. The Marquette Stock Fund will be the last subject to withdrawal.

                                 ARTICLE VIII.


                              PLAN ADMINISTRATION



     Section 8.01.  Company Authority and Responsibility.
     ------------

The Company shall be the Administrator and Named Fiduciary of the Plan. The Company shall be empowered and authorized to:

           (i) appoint and contract with the Trustee (or successor Trustee), insurance company, Investment Manager (as defined in ERISA) or other investment advisor for the retention, investment, administration and management of part or all of the Trust Fund;(i) appoint and contract with the Trustee (or successor Trustee), insurance company, Investment Manager (as defined in ERISA) or other investment advisor for the retention, investment, administration and management of part or all of the Trust Fund;

           (ii) establish a procedure for establishing and carrying out a funding policy and method consistent with the objectives of the Plan and the requirements of ERISA;(ii) establish a procedure for establishing and carrying out a funding policy and method consistent with the objectives of the Plan and the requirements of ERISA;

           (iii) amend and terminate the Plan.(iii) amend and terminate the Plan.

These powers may be exercised by the Board, the Executive Committee of the Board or any individual so authorized by either the Board or the Executive Committee. These actions must be evidenced by a written instrument.

     Section 8.02.  Administration.
     ------------

     (a) The Company shall have full authority to control and manage and to perform, delegate and/or allocate the responsibilities for the operation and administration of the Plan as well as to perform or allocate the responsibility for any act necessary to comply with the objectives and requirements of ERISA and the Code, as the same from time to time may be interpreted and implemented through regulations or otherwise, excluding the power and authority expressly reserved to the Board and Executive Committee as set forth in Section 8.01. Any administrative duty may be carried out by the Board, its Executive Committee, the Chief

Executive Officer of Marquette Medical Systems, Inc. (or its successor) and any individual or individuals designated by any of those in writing. Without limiting the generality of the foregoing, the Company shall have the following powers and duties:

           (i) to require any person to furnish such information as it may request for the purpose of the proper administration of the Plan as a condition to receiving any benefit under the Plan;(i) to require any person to furnish such information as it may request for the purpose of the proper administration of the Plan as a condition to receiving any benefit under the Plan;

           (ii) to make and enforce such rules and regulations and prescribe the use of such forms as it shall deem necessary for the efficient administration of the Plan;(ii)to make and enforce such rules and regulations and prescribe the use of such forms as it shall deem necessary for the efficient administration of the Plan;

           (iii) to have discretion to interpret the Plan and to resolve ambiguities, inconsistencies and omissions in its interpretation, such resolutions to be final, conclusive and binding on all parties affected thereby;(iii) to have discretion to interpret the Plan and to resolve ambiguities, inconsistencies and omissions in its interpretation, such resolutions to be final, conclusive and binding on all parties affected thereby;

           (iv) to compute the amount and determine the manner of payment of benefits which shall be payable to any person in accordance with the provisions of the Plan;(iv)to compute the amount and determine the manner of payment of benefits which shall be payable to any person in accordance with the provisions of the Plan;

           (v) to determine a person's status as an Employee, his eligibility for participation, his Vesting Service and the amount and rate of his Compensation for any Plan Year and, subject to the appeal procedures provided for in subsection (c) hereof, any such determination shall, for all purposes under this Plan, be final, conclusive and binding upon all Employees, Participants, former Participants, Beneficiaries, the Trustee and the Employer, as well as upon all other persons;(v) to determine a person's status as an Employee, his eligibility for participation, his Vesting Service and the amount and rate of his Compensation for any Plan Year and, subject to the appeal procedures provided for in subsection (c) hereof, any such determination shall, for all purposes under this Plan, be final, conclusive and binding upon all Employees, Participants, former Participants, Beneficiaries, the Trustee and the Employer, as well as upon all other persons;

           (vi) to employ actuaries, attorneys, accountants and such other persons as it shall deem necessary or desirable for the administration of this Plan;(vi) to employ actuaries, attorneys, accountants and such other persons as it shall deem necessary or desirable for the administration of this Plan;

           (vii) to incur reasonable expenses necessary to the administration of the Plan, which expenses shall be paid from the Trust Fund unless paid by the Employer;(vii)to incur reasonable expenses necessary to the administration of the Plan, which expenses shall be paid from the Trust Fund unless paid by the Employer;

           (viii) to determine eligibility for benefits and to construe the terms of the Plan; any such determination or construction shall be final and binding on all parties unless arbitrary and capricious; and(viii) to determine eligibility for benefits and to construe the terms of the Plan; any such determination or construction shall be final and binding on all parties unless arbitrary and capricious; and

           (ix) to authorize and direct benefit payments. (ix) to authorize and direct benefit payments.

      (b) Claims Procedures.(b) Claims Procedures.

          (i) Any Participant or Beneficiary under this Plan who believes he is entitled to benefits under the Plan in an amount greater than he is receiving may file, or have his duly authorized representative file, a claim with the Company under this Section. Any such claim shall be filed in writing stating the nature of the claim, the facts supporting the claim, the amount claimed and the name and address of the claimant. The Company shall designate one or more persons (who may or may not be members of the Company) to consider the claim and answer it in writing stating whether the claim is granted or denied. If the claim is denied in whole or in part, the claimant shall be furnished with a written notice of such denial containing
     (A) the specific reasons for the denial, (B) a specific reference to the Plan provisions on which the denial is based, (C) a description of any additional material or information which it is necessary for the claimant to submit and an explanation of why such material or information is necessary, and (D) an explanation of the Plan's appeal procedure.(i) Any Participant or Beneficiary under this Plan who believes he is entitled to benefits under the Plan in an amount greater than he is receiving may file, or have his duly authorized representative file, a claim with the Company under this Section. Any such claim shall be filed in writing stating the nature of the claim, the facts supporting the claim, the amount claimed and the name and address of the claimant. The Company shall designate one or more persons (who may or may not be members of the Company) to consider the claim and answer it in writing stating whether the claim is granted or denied. If the claim is denied in whole or in part, the claimant shall be furnished with a written notice of such denial containing (A) the specific reasons for the denial, (B) a specific reference to the Plan provisions on which the denial is based, (C) a description of any additional material or information which it is necessary for the claimant to submit and an explanation of why such material or information is necessary, and (D) an explanation of the Plan's appeal procedure.

          (ii) If a claimant wishes to appeal the denial of his claim, the claimant or his duly authorized representative shall file a written notice of appeal with the Company. In order that the Company may expeditiously decide such appeal, the written notice of appeal should contain (A) a statement of the ground(s) for the appeal, (B) a specific reference to the Plan provisions on which the appeal is based, (C) a statement of the arguments and authority (if any) supporting each ground for appeal, and (D) any other pertinent documents or comments which the appellant desires to submit in support of his appeal. The Company shall decide the appellant's appeal within 60 days of its receipt of the appeal. The Company's written decision shall contain the reasons for the decision and reference to the Plan provisions on which the decision is based. A copy of the Company's decision shall be mailed promptly to the claimant. In addition, the Company shall afford any person whose claim for benefits has been denied a reasonable opportunity for a review of the Company's decision denying the claim by the Employer officer or officers designated by the Board pursuant to Section 8.01(v).(ii) If a claimant wishes to appeal the denial of his claim, the claimant or his duly authorized representative shall file a written notice of appeal with the Company. In order that the Company may expeditiously decide such appeal, the written notice of appeal should contain (A) a statement of the ground(s) for the appeal, (B) a specific reference to the Plan provisions on which the appeal is based, (C) a statement of the arguments and authority (if any) supporting each ground for appeal, and (D) any other pertinent documents or comments which the appellant desires to submit in support of his appeal. The Company shall decide the appellant's appeal within 60 days of its receipt of the appeal. The Company's written decision shall contain the reasons for the decision and reference to the Plan provisions on which the decision is based. A copy of the Company's decision shall be mailed promptly to the claimant. In addition, the Company shall afford any person whose claim for benefits has been denied a reasonable opportunity for a review of the Company's decision denying the claim by the Employer officer or officers designated by the Board pursuant to Section 8.01(v).

     (c) Records and Reports. The Company shall exercise such authority and responsibility as it deems appropriate in order to comply with ERISA and the Code and any governmental regulations thereunder relating to any records maintained in connection with the administration of the Plan and to the reporting and disclosure of information to any governmental agency and to Participants and their Beneficiaries.(c) Records and Reports. The Company shall exercise such authority and responsibility as it deems appropriate in order to comply with ERISA and the Code and any governmental regulations thereunder relating to any records maintained in connection with the administration of the Plan and to the reporting and disclosure of information to any governmental agency and to Participants and their Beneficiaries.

     (d) Rules and Decisions. All rules and decisions of the Company shall be uniformly and consistently applied to all Participants and other persons claiming or entitled to benefits hereunder in similar circumstances. When making a determination or calculation, the Company shall be entitled to rely upon information furnished by a Participant, Beneficiary, or legal counsel, who may also be legal counsel to the Company or any Affiliate or the Trustee.(d) Rules and Decisions. All rules and decisions of the Company shall be uniformly and consistently applied to all Participants and other persons claiming or entitled to benefits hereunder in similar circumstances. When making a determination or calculation, the Company shall be entitled to rely upon information furnished by a Participant, Beneficiary, or legal counsel, who may also be legal counsel to the Company or any Affiliate or the Trustee.

     Section 8.03.  Agent for Service of Process.
     ------------

The agent for service of legal process in Wisconsin for the Company is hereby designated as the agent for service of process with respect to all matters pertaining to the Plan.

     Section 8.04.  Marquette Stock Fund.
     ------------

To the extent the Board or its Executive Committee so indicates, Employer Matching Contributions and Profit Sharing Contributions shall be initially maintained in the Marquette Stock Fund, which is intended to be primarily invested in Marquette Stock.

Marquette Stock credited to Participant's Accounts shall be subject to direction by Participants as to voting rights and as to the disposition of such Marquette Stock in the event of a tender offer for such Marquette Stock. The Company shall establish procedures for soliciting instructions for Participants directions and for collecting their instructions on a basis intended to assure confidentiality of their instructions. The Company procedures shall provide for Participant to receive all information made available to other shareholders in connection with such voting or tender offer instructions. Each Participant shall be entitled to provide instructions with respect to that number of whole and fractional shares of Marquette Stock credited to the Participants Account.

To the extent that a Participant fails to provide instructions to the Company, the shares allocated to such Participant will be voted or tendered by the Company in accordance with the Company's own independent judgment. In such circumstances, the Company may, but is not required to, delegate such responsibility in writing to an independent fiduciary of the Company's choice.

                                  ARTICLE IX.

                            TRUSTEE AND TRUST FUND

     Section 9.01.  Trustee Removal and/or Resignation and Successors.
     ------------

The Trustee may be removed by the Board at any time, with or without cause, upon 30 days' written notice. The Trustee may resign at any time upon 30 days' written notice to the Employer and to the Company. Upon such removal or resignation of the Trustee, the Board shall appoint or designate a successor trustee or trustees, and the Trustee shall assign and transfer and pay over to such successor trustee or trustees, all property then constituting the Trust Fund. The successor trustee or trustees shall be such person or persons, trust company, bank, or other appropriate financial institution appointed as such from time to time by the Board and serving at the pleasure of the Board.

     Section 9.02.  Investment Funds.
     -------------

The Trust Fund shall consist of such Investment Funds as shall be established and maintained hereunder at the direction of the Company. The Company shall establish one or more Investment Funds and shall advise the Trustee in writing of the types of investments to be made by such Investment Fund. The Company may direct that any such Investment Fund will be invested in one or more insurance contracts or regulated investment companies selected by the Company or may appoint one or more Investment Managers to direct the investment of any Investment Fund.

     Section 9.03.  Investment of the Trust Fund.
     ------------

     (a) Subject to Participants' elections under Section 4.02, the Trust Fund, including all of the Investment Funds shall be invested and reinvested without distinction between principal and income in any property, real, personal or mixed or share or part thereof, or part interest therein, including but not limited to common stocks, preferred stocks, bonds, notes, debentures, mortgages, equipment trust certificates, investment trust certificates, mutual funds, common trust funds, and any form of insurance contract. To the extent and for the time that any assets of the Trust Fund are invested in a common, pooled or collective fund maintained by a bank or other financial institution (which may include any such fund established or maintained by the Trustee or an Investment Manager), any instrument governing such fund shall be deemed to be incorporated in and made a part of this Agreement as fully and to all intents and purposes as if set forth herein at length. Except as required by ERISA, such investments and reinvestments shall not be restricted to those of the character authorized for fiduciaries under any present or future laws or administrative regulations or pursuant to any rule of court, nor shall any investments be limited in amount or type in relation to the amount or type of investments of the Trust Fund as a whole.

     (b) Subject to the directions of the Company as provided in Section 9.02, any investments or reinvestments shall be made by the Trustee in its sole discretion. For the time, in the manner, and to the extent that control has been asserted by the Company as so provided, the Trustee shall be charged with responsibility only to execute with reasonable diligence and care the directions of the Company or Investment Manager appointed by such Company. In the event that an Investment Manager shall have been appointed to direct the investments of any portion of the Trust Fund, custody of all or a part of such portion may, at such Investment Manager's direction, be transferred to a bank, trust company or insurance company (which may be the Investment Manager or an affiliate thereof) in its capacity as trustee of a common or collective trust fund, in which case such bank or trust company shall have the sole responsibility for the custody and safekeeping of such portion of the Trust Fund.(b) Subject to the directions of the Company as provided in Section 9.02, any investments or reinvestments shall be made by the Trustee in its sole discretion. For the time, in the manner, and to the extent that control has been asserted by the Company as so provided, the Trustee shall be charged with responsibility only to execute with reasonable diligence and care the directions of the Company or Investment Manager appointed by such Company. In the event that an Investment Manager shall have been appointed to direct the investments of any portion of the Trust Fund, custody of all or a part of such portion may, at such Investment Manager's direction, be transferred to a bank, trust company or insurance company (which may be the Investment Manager or an affiliate thereof) in its capacity as trustee of a common or collective trust fund, in which case such bank or trust company shall have the sole responsibility for the custody and safekeeping of such portion of the Trust Fund.

     Section 9.04.  Trustee's Powers and Duties.
     ------------

The powers and duties of the Trustee shall be set forth in a separate Trust agreement between the Trustee and the Employer.

     Section 9.05.  Payments from the Trust Fund.
     ------------

The Trustee shall make payments from the Trust Fund to such persons, and in such manner and amounts as may be specified in written directions to the Trustee from the Company. Should any such payment be unclaimed, the Trustee shall notify the Company thereof, and shall dispose of same in accordance with the Company's further directions.

                                  ARTICLE X.

                           AMENDMENT AND TERMINATION

     Section 10.01. Amendment and Termination.
     -------------

While it is intended that the Plan shall continue in effect indefinitely, the Board, by appropriate corporate resolution, may from time to time modify, alter or amend the Plan or the Trust; provided, however, that any amendment that affects the duties and responsibilities of the Trustee may only be made with the Trustee's written consent. The Board may at any time order the temporary suspension or complete discontinuance of Employer Contributions or may terminate the Plan, provided, however, that

          (i) no such action shall make it possible for any part of the Trust assets (except such part as is used for the payment of expenses) to be used for or diverted to any purpose other than for the exclusive benefit of Participants or their Beneficiaries and the defraying of the reasonable expenses of administering and winding up the Plan,(i) no such action shall make it possible for any part of the Trust assets (except such part as is used for the payment of expenses) to be used for or diverted to any purpose other than for the exclusive benefit of Participants or their Beneficiaries and the defraying of the reasonable expenses of administering and winding up the Plan,

          (ii) no such action shall adversely affect the rights or interests of Participants theretofore vested under the Plan, and(ii) no such action shall adversely affect the rights or interests of Participants theretofore vested under the Plan, and

          (iii) in the event of termination of the Plan or complete discontinuance of Employer Contributions hereunder, all rights and interests of Participants not theretofore vested shall become vested as of the date of such termination or complete discontinuance. In the event of a partial termination of the Plan, the rights and interests of the Participants affected thereby shall become vested as of the date of such partial termination.(iii)in the event of termination of the Plan or complete discontinuance of Employer Contributions hereunder, all rights and interests of Participants not theretofore vested shall become vested as of the date of such termination or complete discontinuance. In the event of a partial termination of the Plan, the rights and interests of the Participants affected thereby shall become vested as of the date of such partial termination.

However, nothing herein shall be construed to prevent any modification, alteration or amendment of the Plan or of the Trust which is required in order to comply with the provision of any law or regulation relating to the establishment or maintenance of this Plan and Trust, including but not limited to the establishment and maintenance of the Plan or Trust as a qualified employee plan or trust under the Code, even though such modification, alteration, or amendment if made retroactively, adversely affects the rights or interests of a Participant under the Plan.

                                  ARTICLE XI.

                                 MISCELLANEOUS

     Section 11.01. Plan is Voluntary.
     -------------

Although it is intended that the Plan and contributions hereunder shall be continued, the Plan is entirely voluntary on the part of the Employer and its continuance and payment of contributions hereunder are not assumed as contractual obligations of the Employer, and the Employer does not guarantee or promise to pay or to cause to be paid any of the benefits provided by the Plan. The Employer specifically reserves the right, in its sole discretion, to modify, reduce, suspend, in whole or in part, at any time or from time to time and for any period or periods of time, or to discontinue at any time, contributions under the Plan.

     Section 11.02. Non-Guarantee of Employment.
     -------------

Nothing contained in this Plan shall be construed as a contract of employment between the Employer and a Participant, to be consideration or inducement for the employment of any Participant or Employee, to create a right of any Participant to be continued in the employment of his Employer, or as a limitation of the right of the Employer to discharge any Participant with or without cause.

     Section 11.03. Rights to Trust Assets.
     -------------

     (a) No Participant or any other person shall have any right to, or interest in, any part of the Trust Fund upon termination of his employment or otherwise, except as provided from time to time under this Plan, and then only to the extent of the amounts due and payable to such person out of the assets of the Trust Fund. All payments as provided for in this Plan shall be made solely out of the assets of the Trust Fund and neither the Employer, the Trustee, nor any member of the Company shall be liable therefor in any manner.

     (b) Employer Contributions hereunder are conditioned upon their deductibility under Code Section 404. In the event that the Internal Revenue Service denies a deduction for the Employer Contribution hereto, or if the Company determines that a contribution has been made as the result of a good faith mistake of fact, then the Company may direct that any nondeductible Employer Contribution or any other contribution made as the result of a mistake of fact shall be refunded to the Employer or Participant in accordance with
applicable provisions of ERISA.(b)   Employer Contributions hereunder are
conditioned upon their deductibility under Code Section 404. In the event that the Internal Revenue Service denies a deduction for the Employer Contribution hereto, or if the Company determines that a contribution has been made as the result of a good faith mistake of fact, then the Company may direct that any nondeductible Employer Contribution or any other contribution made as the result of a mistake of fact shall be refunded to the Employer or Participant in accordance with applicable provisions of ERISA.

     Section 11.04. Non-Alienation.
     -------------

Except as may be otherwise provided herein, no right or interest of any Participant or Beneficiary in the Plan and the Trust Fund shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, attachment, garnishment, execution, levy, bankruptcy, or any other disposition of any kind, either voluntary or involuntary, prior to actual receipt of payment by the person entitled to such right or interest under the provisions hereof, and any such disposition or attempted disposition shall be void. Notwithstanding the foregoing, the Trustee shall recognize a qualified domestic relations order with respect to child support, alimony payments or marital property rights if the Company determines that such order meets the applicable requirements of Code Section 414(p). If any such order so directs, a lump sum distribution of benefits to an alternate payee may be made at a time when such distribution could not be made to the Participant hereunder. The Company shall establish written procedures concerning notification of interested parties and the determination of the validity of such orders.

     Section 11.05. Indemnification.
     -------------

The Employer shall indemnify each member of the Company and the Board and hold each of them harmless from the consequences of his acts or conduct in his official capacity, if he acted in good faith and in a manner he reasonably believed to be solely in the best interests of the Participants and their beneficiaries, and with respect to any criminal action or proceeding had no reasonable cause to believe his conduct was unlawful. Such indemnification shall cover any and all attorneys' fees and expenses, judgments, fines and amounts paid in settlement, but only to the extent that such amounts are not paid to such person(s) under the Employer's fiduciary insurance policy, if any, and to the extent that such amounts are actually and reasonably incurred by such person(s).

     Section 11.06. Facility of Payment.
     -------------

If the Company shall determine that a Participant entitled to a distribution hereunder, or his Beneficiary, is incapable of caring for his own affairs, because of illness or otherwise, it may direct that any distribution from such Participant's Accounts may be made, in such shares as it shall determine, to the spouse, child, parent or other blood relative of such Participant, or his Beneficiary, or any of them, or to such other person or persons as the Company may determine, until such date as it shall determine that such incapacity no longer exists. The Company shall be under no obligation to see to the proper application of the distributions so made to such person or persons and any such distribution shall be a complete discharge of any liability under the Plan to such Participant, or his Beneficiary, to the extent of such distribution.

     Section 11.07. Board Action.
     -------------

Any action which is required or permitted to be taken by the Board under the Plan may be taken by the Executive Committee of the Board or any other authorized Committee of the Board.

     Section 11.08. Mergers, Consolidations and Transfer of Plan Assets.
     -------------

In the case of any merger or consolidation with, or transfer of assets or liabilities to or from any other plan, each Participant in the Plan must be entitled (if the Plan then terminates) to receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

     Section 11.09. Fiduciaries.
     -------------

Any person may serve in more than one fiduciary capacity with respect to the Plan. Any fiduciary hereunder, as an individual, may employ such legal, actuarial, accounting or other assistant, he may deem necessary to fulfill his obligations hereunder, which assistants may be those consulted by the Employer, the Trustee, the Plan or other fiduciaries.

                                 ARTICLE XII.

                           TOP-HEAVY PLAN PROVISIONS

     Section 12.01. Effect of Top-Heavy Status.
     -------------

The Plan shall be a Top-Heavy Plan for any Plan Year if either of the following conditions applies:

          (i) The Top-Heavy Ratio for the Plan exceeds 60% and the Plan is not part of any Required Aggregation Group or Permissive Aggregation Group having a Top-Heavy Ratio of less than 60%.(i) The Top-Heavy Ratio for the Plan exceeds 60% and the Plan is not part of any Required Aggregation Group or Permissive Aggregation Group having a Top-Heavy Ratio of less than 60%.

          (ii) The Plan is part of a Required Aggregation Group having a Top-Heavy Ratio which exceeds 60% and is not part of a Permissive Aggregation Group having a Top-Heavy Ratio of less than 60%.(ii) The Plan is part of a Required Aggregation Group having a Top-Heavy Ratio which exceeds 60% and is not part of a Permissive Aggregation Group having a Top-Heavy Ratio of less than 60%.

If the Plan is a Top-Heavy Plan in any Plan Year, the provisions of Sections
12.03 through 12.05 shall supersede any conflicting provisions of the Plan.

     Section 12.02. Additional Definitions.
     -------------

Solely for purposes of this Article, the following terms shall have the meanings set forth below:

     (a) Key Employee means any employee or former employee (and the beneficiary of such employee) whose status as an officer or owner of the Plan sponsor makes him a key employee as determined in accordance with Code Section 416(i)(1)22 and the regulations thereunder.(a) Key Employee means any employee or former employee (and the beneficiary of such employee) whose status as an officer or owner of the Plan sponsor makes him a key employee as determined in accordance with Code Section 416(i)(1)22 and the regulations thereunder.

     (b) Determination Date means the last day of the preceding Plan Year.(b) Determination Date means the last day of the preceding Plan Year.

     (c) Top-Heavy Ratio means a fraction, the numerator of which is the sum of account balances under any defined contribution plans for all Key Employees and the present value of accrued benefits under any defined benefit plans for all Key Employees, and the denominator of which is the sum of the account balances under any defined contribution plans for all Participants and the present value of accrued benefits under any defined benefit plans for all Participants, excluding the account balances and accrued benefits of all Participants who have not performed services for the Employer during the preceding 5-year period. Both the numerator and denominator of the Top-Heavy Ratio shall be adjusted for any distribution of an account balance or an accrued benefit made in the 5-year period ending on the Determination Date and any contribution due but unpaid as of the Determination Date. For purposes of the preceding sentence, (i) the value of account balances and the present value of accrued benefits shall be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, and (ii) the account balances and accrued benefits of a Participant who is not a Key Employee but who was a Key Employee in a prior year shall be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers and transfers are taken into account will be made in accordance with Code Section 416 and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year. The present value of accrued benefits shall be determined pursuant to Code
Section 416(g) using a 5% interest assumption and the UP-1984 Mortality Table.(c) Top-Heavy Ratio means a fraction, the numerator of which is the sum of account balances under any defined contribution plans for all Key Employees and the present value of accrued benefits under any defined benefit plans for all Key Employees, and the denominator of which is the sum of the account balances under any defined contribution plans for all Participants and the present value of accrued benefits under any defined benefit plans for all Participants, excluding the account balances and accrued benefits of all Participants who have not performed services for the Employer during the preceding 5-year period. Both the numerator and denominator of the Top-Heavy Ratio shall be adjusted for any distribution of an account balance or an accrued benefit made in the 5-year period ending on the Determination Date and any contribution due but unpaid as of the Determination Date. For purposes of the preceding sentence, (i) the value of account balances and the present value of accrued benefits shall be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, and (ii) the account balances and accrued benefits of a Participant who is not a Key Employee but who was a Key Employee in a prior year shall be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers and transfers are taken into account will be made in accordance with Code Section 416 and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year. The present value of accrued benefits shall be determined pursuant to Code Section 416(g) using a 5% interest assumption and the UP-1984 Mortality Table.

     (d) Permissive Aggregation Group means the Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.(d) Permissive Aggregation Group means the Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

     (e) Required Aggregation Group means (i) each qualified plan of the Employer in which at least one Key Employee participates, and (ii) any other qualified plan of the Employer which enables a plan described in (i) to meet the requirements of Code Sections 401(a)(4) and 410.(e) Required Aggregation Group means (i) each qualified plan of the Employer in which at least one Key Employee participates, and (ii) any other qualified plan of the Employer which enables a plan described in (i) to meet the requirements of Code Sections 401(a)(4) and 410.

     (f) Valuation Date means (i) in the case of a defined contribution plan, the Determination Date, and (ii) in the case of a defined benefit plan, the date as of which funding calculations are generally made within the 12-month period ending on the Determination Date.(f) Valuation Date means (i) in the case of a defined contribution plan, the Determination Date, and (ii) in the case of a defined benefit plan, the date as of which funding calculations are generally made within the 12-month period ending on the Determination Date.

     (g) Employer means the employer or employers whose employees are covered by this Plan and any other employer which must be aggregated with any such employer under Code Section 414(b), (c) and (m).(g) Employer means the employer or employers whose employees are covered by this Plan and any other employer which must be aggregated with any such employer under Code Section 414(b), (c) and (m).

     Section 12.03. Vesting.
     -------------

If the Plan is a Top-Heavy Plan in any Plan Year, the vesting schedule shall automatically be amended for any Participant employed on the first day of such year or thereafter so that the vested percentage for employer-derived benefits is equal to the greater of the vesting provided under other provisions of the Plan or the following schedule:

                Years of Service        Vested Percentage
                        1                       0%
                        2                      20%
                        3                      40%
                        4                      60%
                        5                      80%
                    6 or more                 100%

where Years of Service means the years credited for vesting purposes under the Plan or, if greater, the years required to be counted under Code Section 411 and applicable regulations thereto. If the Plan thereafter ceases to be a Top-Heavy Plan for any Plan Year, the vesting schedule above shall be disregarded and the original schedule applied, except with respect to any Participant with three or more Years of Service and except that no Participant's vested percentage as of the end of a prior year shall be decreased. Any non-vested Participant who acquires a vested interest in the employer-derived benefit by operation of the amended vesting schedule shall not be subject thereafter to a cancellation of service. Notwithstanding anything in this Section to the contrary, the amendment of the vesting schedule pursuant to this subsection shall not affect the calculation of benefit amounts or the determination of benefit commencement dates hereunder.

     Section 12.04. Minimum Benefits.
     -------------

For any year in which the Plan is a Top-Heavy Plan, each Participant who is not a Key Employee shall receive allocations of Employer contributions and forfeitures under this Plan and any other defined contribution plan maintained by the Employer at least equal to 5% of compensation (as defined in Code Section
415) for such year, or, if less, the percentage of compensation allocated on behalf of the Key Employee for whom such percentage was the highest for the Plan Year; provided, however, that if the Participant is also covered by a defined benefit plan, such Employee will only be entitled to the defined benefit plan minimum.

     Section 12.05. Maximum Benefit Limits.
     -------------

If the Employer maintains a defined benefit plan and a defined contribution plan which both cover one or more of the same Key Employees, and if such plans are Top-Heavy, then the limitation stated in a separate provision of this Plan with respect to the Code Section 415(e) maximum benefit limitations shall be amended to refer to a 1.0 adjustment on the dollar limitation rather than a 1.25 adjustment. This provision shall not apply if the Top-Heavy Ratio is less than 90% and if the minimum benefit requirements referred to in Section 12.04 are met when the defined benefit minimum is changed from 2% to 3% and 20% is changed to an amount not greater than 30% which equals 20% plus 1% for each year this is a Top-Heavy Plan.

                                  APPENDIX A


I.   E for M

     Effective May 1, 1996, the E for M Corporation Employees Profit Sharing Plan was merged into this Plan, and E for M Corporation and Optical Devices, Inc. became included subsidiaries. The following provisions apply on and after May 1, 1996:

     1. Employment with E for M Corporation, Optical Devices, Inc. and their predecessors prior to May 1, 1996 will be treated as employment with an Affiliate.

     2. Accounts transferred from the E for M Plan will be paid to married Participants in the form of a joint and survivor annuity providing benefits to the Participant for life and 50% of that amount to the Participants surviving spouse for life, unless, after at least 30 days prior notice, the Participant elects a different form of distribution, with notarized written consent of the Participants spouse. In addition to the forms of distribution otherwise available under the plan, such Participants will have the following additional options with respect to such transferred amounts:

          Single life annuity, as well as single life with 5, 10, or 15 years guaranteed.

          Joint and survivor annuity with 50%, 66-1/3% or 100% continued to the survivor.

          Minimum distribution beginning at age 70-1/2, determined under rules permitted by Code Section 401(a)(9).

     3. Account balances transferred from E for M will be subject to hardship withdrawal to the extent of employee deferrals, according to the following rules:

          A withdrawal shall be deemed to be on account of a financial hardship if the distribution is for:

               (i) unreimbursed medical expenses described in Code Section 213(d) previously incurred by the Participant, the Participants spouse or any dependents of the Participant (as defined in Code Section 152) or necessary for such individuals to obtain medical care described in Code
                     Section 213(d)

               (ii) costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

               (iii) payment of tuition and related educational fees for the next twelve (12) months or quarter of post-secondary education for the Participant or the Participants spouse or dependents; or

               (iv) payments necessary to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participants principal residence.

     The hardship withdrawal (i) shall be limited to the amount of the financial hardship, including any amounts necessary to pay any income taxes or penalties reasonably anticipated to result from the withdrawal and (ii) shall be made only after the Participant takes all permitted loans and distributions hereunder and pursuant to any other plan maintained by the Employers. Any Participant who makes a withdrawal under this Section shall have his 401K contributions and any other elective contributions or employee contributions under this Plan or any other plan of deferred compensation maintained by the Employer (both qualified and nonqualified) automatically suspended for a period of twelve (12) months following such withdrawal. The amount which such a Participant may contribute as 401K contributions for the calendar year following such withdrawal shall not exceed the amount described in Section 402(g) for such year, reduced by the amount of such Participants actual Deposits for the calendar year in which the withdrawal occurred.

II.  Corometrics Medical Systems, Inc.II. Corometrics Medical Systems, Inc.

     Effective August 1, 1994, Corometrics Medical Systems, Inc. became an Employer under this Plan, after having participated in the American Home Products Corporation Savings Plan (AHPC Plan). With respect to accounts transferred to this Plan from the AHPC Plan:

     Participants are fully vested in all account balances so transferred.

     A separate account will be set up to record qualified voluntary employee contributions made prior to January 1, 1987 and earnings thereon.

     AHPC common stock transferred from the AHPC Plan will be segregated for investment purposes. Participants may direct investments out of this Account, but not into it.

     Loans transferred in kind from the AHPC Plan will continue amortization according to their schedules.

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